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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 August 14, 1998
                          ----------------------------
                Date of Report (Date of earliest event reported)



                                CIENA Corporation
                     --------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                0-21969                  23-2725311
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(State or other jurisdiction      (Commission               (IRS Employer
     of incorporation)             File No.)              Identification No.)


                 1201 Winterson Road, Linthicum, Maryland 21090
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               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (410) 865-8500
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                                 Not applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)


                             Exhibit Index on Page 4

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Item 5.        Other Events.

               On August 14, 1998, CIENA Corporation issued a press release providing certain information relating to its business of relevance to stockholders. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

               In addition, CIENA Corporation hereby provides a correction to its Proxy Statement dated July 21, 1998:

               On page 10, "Selected Consolidated Financial Data of CIENA", gross profit for the six months ended April 30, 1998 and 1997 was $164,915 and $92,623, respectively. This information, previously reported in the Company's Forms 10-Q for the respective periods, supersedes the gross profit amounts set forth in the Proxy Statement which were incorrect due to a clerical error.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

                     99.1 Press Release, dated August 14, 1998.

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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CIENA Corporation




Date:  August 14, 1998                 By: /s/ G. ERIC GEORGATOS
                                          --------------------------------
                                           G. Eric Georgatos
                                           Vice-President, General Counsel
                                             and Secretary


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                                  EXHIBIT INDEX



Exhibit No.         Description

   99.1             Press Release, dated August 14, 1998.